                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  November 1, 1995



                             JONES INTERCABLE, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Colorado                        1-9953                 84-0613514
       --------                        ------                 ----------
(State of Organization)         (Commission File No.)       (IRS Employer
                                                          Identification No.)



P.O. Box 3309, Englewood, Colorado 80155-3309               (303) 792-3111
---------------------------------------------               --------------
(Address of principal executive office and Zip Code)        (Registrant's
                                                             telephone no.
                                                          including area code)

ITEM 5.  OTHER EVENTS

         On November 1, 1995, Jones Intercable, Inc. (the "Company") entered into a letter of intent with an unaffiliated party to set forth the preliminary understanding of the parties as to their intent to enter into an asset purchase agreement whereby the Company would agree to purchase a cable television system servicing subscribers in portions of Anne Arundel County, Maryland for a purchase price of $96,500,000 subject to certain closing adjustments.
Execution of a definitive asset purchase agreement and the closing of the transaction are subject to a number of conditions, including clearance by various governmental agencies.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JONES INTERCABLE, INC.,
                                        a Colorado corporation


Dated:  November 10, 1995               By:  /s/ Elizabeth M. Steele
                                             -------------------------------
                                             Elizabeth M. Steele
                                             Vice President



(20318)





                                       3